Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, James W. Stratton, Chief Executive Officer of Stratton Growth Fund, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant, for the period ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 19, 2005	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

I, James A. Beers, Chief Financial Officer of Stratton Growth Fund, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant, for the period ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 19, 2005	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)